UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 18, 2013

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction	(Commission file number)	(I.R.S. employer
of incorporation)		identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)	Compensatory Plans

On March 18, 2013, at the 2013 annual meeting of shareholders of M.D.C. Holdings, Inc. (the “Company”), the shareholders approved the M.D.C. Holdings, Inc. 2013 Executive Officer Performance-Based Compensation Plan (the “2013 Performance-Based Plan”) to be used by the Compensation Committee in establishing annual performance objectives and goals for the Company’s senior executive officers, Messrs. Larry A. Mizel and David D. Mandarich. The 2013 Performance-Based Plan is designed to reflect a broader range of incentive criteria and permit the adoption of performance goals that are appropriate under current and future economic conditions. Payments under the plan are intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and to be deductible by the Company for federal income tax purposes if other requirements for deductibility are met. The Compensation Committee had previously adopted the plan subject to shareholder approval. A description of the 2013 Performance-Based Plan was included in the Company’s Proxy Statement filed on February 6, 2013, under Proposal Two, which description is incorporated by reference.

Also at the annual meeting of shareholders held on March 18, 2013, the shareholders approved an amendment to the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan, increasing the number of shares of Common Stock available under the plan by an additional 1,000,000 shares. The Company’s Board of Directors previously approved the amendment on January 21, 2013, subject to shareholder approval. A description of the amendment was included in the Company’s Proxy Statement filed on February 6, 2013, under Proposal Three, which description is incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	The M.D.C. Holdings, Inc. 2013 Executive Officer Performance-Based Compensation Plan (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed March 19, 2013).

10.2	First Amendment to the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed March 19, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: March 21, 2013	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

Exhibit Index

Exhibit No.	Description

10.1	The M.D.C. Holdings, Inc. 2013 Executive Officer Performance-Based Compensation Plan (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed March 19, 2013).

10.2	First Amendment to the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed March 19, 2013).